INCOME TAXES - Deferred Income Tax and NOLs (Details) - USD ($)	Nov. 30, 2025	Nov. 30, 2024
Deferred tax assets
Net operating loss carryforwards	$ 1,295,598	$ 196,636
Mineral resources		14,700
Share issuance costs	2,892	1,417
Total gross deferred tax assets	1,298,490	212,753
Valuation allowance	(1,298,490)	(212,753)
Net operating losses
Federal NOL carryforwards with no expiration	$ 6,169,512	$ 936,360